UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2008
Hypercom Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2851 West Kathleen Road Phoenix, Arizona	85053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 602-504-5000
Not applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1
EX-10.2
EX-10.3
EX-99.1
EX-99.2
EX-99.3

Item 1.01. Entry into a Material Definitive Agreement.
Share Purchase Agreement
On February 13, 2008, Hypercom Corporation (“Hypercom” or the “Company”) announced that it had entered into a definitive Share Purchase Agreement (the “Purchase Agreement”) relating to the previously announced acquisition of shares of Thales E-Transactions SA, Thales E-Transactions GmbH, Thales E-Transactions Ltd, and Thales E-Transactions España, each of which is a direct or indirect wholly owned subsidiary of Thales SA (the “Acquisition”). A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Under the Purchase Agreement, Hypercom will pay $120 million, subject to certain adjustments, to acquire Thales’ e-Transactions business line, with a potential contingent payment (or “earn out”) of up to an additional $30 million based upon the combined companies’ performance in 2008. The earn out is based on achievement of EBITDA goals for the combined companies that were developed several months ago for purposes of establishing a contingent purchase price element, do not necessarily reflect the Company’s internal budget or projections for 2008, and should not be relied on as a representation of expected future performance by the Company.  The Company undertakes no obligation to advise investors of its performance against these earn out standards.   The closing of the Acquisition, which is expected to occur by March 31, 2008, is subject to customary closing conditions and approvals, including certain regulatory approvals.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.
Credit Agreement
As described in Item 2.03, on February 13, 2008, in connection with the Acquisition, the Company entered into a credit agreement (the “Credit Agreement”) with Francisco Partners II, L.P. (the “Lender”) pursuant to the previously announced commitment letter dated December 20, 2007 between the Company and the Lender. The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.
Indemnification Agreement
In connection with the Credit Agreement, the Company and the Lender also entered into an Indemnification Agreement (the “Indemnification Agreement”) with respect to claims and litigation by Ingenico SA relating to a confidentiality agreement previously entered into between the Lender and Ingenico.
The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the complete terms and conditions of Indemnification Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On February 13, 2008, the Company entered into the Credit Agreement with the Lender. The Credit Agreement provides for a loan of up to $60 million to fund the Acquisition at the time the Acquisition closes. The loan under the Credit Agreement will bear interest at 10% per annum, provided that, at the election of the Company, interest may be capitalized and added to the principal of the loan to be repaid at maturity. All amounts outstanding under the Credit Agreement are due four years from the funding date. Upon funding of the loan under the Credit Agreement and the closing of the Acquisition, the Lender will be granted a warrant to purchase approximately 10.5 million shares of Hypercom common stock at $5.00 per share.
The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete terms and conditions of the Credit Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
On February 13, 2008, Norman Stout, the Company’s Chairman of the Board, sent an e-mail message to Philippe Lazare, CEO of Ingenico. On even date therewith, Mr. Stout received an e-mail response from Mr. Lazare. Copies of the foregoing e-mail messages are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit

10.1	Share Purchase Agreement, dated as of February 13, 2008, by and among Thales SA, Thales Holding GmbH, Thales UK Limited, and Hypercom Corporation.

10.2	Indemnification Agreement, dated as of February 13, 2008, by and between Francisco Partners II, L.P. and Hypercom Corporation.

10.3	Credit Agreement, dated as of February 13, 2008, by and between Hypercom Corporation and Francisco Partners II, L.P.

99.1	Press Release dated February 13, 2008.

99.2	E-mail Message dated February 13, 2008 from Norman Stout to Philippe Lazare.

99.3	E-mail Message dated February 13, 2008 from Philippe Lazare to Norman Stout.

Cautionary Statement Regarding Forward-looking Statements
This filing includes statements that may constitute forward-looking statements that the Company believes are subject to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21G of the Securities Exchange Act of 1934. The words “believe,” “expect,” “anticipate,” “estimate,” “will,” “project,” and other similar expressions identify forward-looking statements pertaining to, among other things, potential earn out payments under the Purchase Agreement and achievement of performance metrics related thereto, receipt of regulatory and anti-trust approvals, and completion of the Acquisition, which are based on current expectations that are subject to risks and uncertainties. The Company’s actual results may differ materially from those set forth in its forward-looking statements. The Company refers you to documents it has filed with the Securities and Exchange Commission, specifically its most recent Annual Report on Form 10-K/A, as well as the Company’s subsequent reports on Forms 10-Q and 8-K, as may be amended from time to time, which identify important risk factors that could cause actual results to differ materially from those contained in the Company’s forward-looking statements. Other factors could also materially affect the Company’s actual results.
Without limitation of the foregoing, among the other important factors or risks that could cause the Company’s actual results to differ from those contained in its forward-looking statements are the failure or delay in obtaining the requisite regulatory and other approvals of the Acquisition, adverse conditions contained in any required regulatory approvals, failure to consummate or a delay in consummating the Acquisition for other reasons, the risk of potential litigation arising from the financing of the Acquisition, failure to repay the borrowings under the Credit Agreement, potential changes in laws or regulations, and other similar factors. Information included in this report is made as of the date hereof. The Company undertakes no obligation, and specifically disclaims any duty, to update its forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2008	Hypercom Corporation

	By:	/s/ Philippe Tartavull

	Name:	Philippe Tartavull
	Title:	Chief Executive Officer and President